UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2018

TE CONNECTIVITY LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
 (Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 16, 2018, Tyco Electronics Group S.A. (“Seller”), an affiliate of TE Connectivity Ltd. (the “Company”), entered into a Stock Purchase Agreement (the “Agreement”) with Crown Subsea AcquisitionCo LLC, a Delaware limited liability company (“Purchaser”).  Pursuant to the terms and subject to the conditions of the Agreement, Seller will sell, and Purchaser will acquire, the Company’s Subsea Communications business unit (the “Business”) for an aggregate purchase price of $325,000,000 in cash (the “Purchase Price”), subject to customary adjustments as described in the Agreement.  The Agreement also requires Purchaser to pay contingent consideration equal to 20 percent of the net proceeds derived from of any sale of the Business by the Purchaser within 24 months following the Closing.

The closing of the transactions contemplated by the Agreement (the “Closing”) is subject to customary conditions, including the receipt of certain required regulatory approvals.  Purchaser has obtained financing commitments to fund the transactions and associated expenses, which are subject to customary conditions.  Seller’s obligation to consummate the Closing is conditioned on the receipt by Purchaser of debt financing for purposes of funding the operations of the Business following the Closing.

The Agreement contains termination rights for each of Seller and Purchaser, including the right to terminate if the transactions contemplated by the Agreement have not been completed by December 31, 2018.  The Agreement also provides that if it is terminated under specified circumstances relating to Purchaser’s failure to obtain the required financing in connection with the transaction, Purchaser will pay Seller a termination fee of $22,750,000.

The Agreement contains customary representations, warranties and covenants of Seller and Purchaser.  From the date of the Agreement until the Closing, Seller and its affiliates are required to operate the Business in the ordinary course of business consistent with past practice and to comply with certain covenants regarding the operation of the Business.  Seller and its affiliates have agreed, under the terms specified in the Agreement, not to compete with the Business (subject to certain exceptions) for a period of five years after the Closing.  Subject to certain limitations, Seller and Purchaser are obligated to indemnify each other for certain losses arising from such other party’s breach of its representations, warranties and covenants made in the Agreement, as well as for taxes and certain other matters.

A copy of the Agreement is filed herewith as Exhibit 2.1 and incorporated by reference herein.  The description of certain terms of the Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the Agreement.  The representations, warranties and covenants contained in the Agreement were made only for the purposes of the Agreement as of the dates specified therein, were solely for the benefit of the parties to such agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  In addition, the assertions embodied in the representations and warranties contained in the Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged, which has been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts.

Credit Support Agreement

In connection with the Agreement, at the Closing, Seller will enter into a Credit Support Agreement (the “Credit Support Agreement”) with Crown Subsea Communications Holding, Inc., a Delaware corporation to be incorporated prior to the Closing (“Crown”), in order to provide Crown and/or one or more of its subsidiaries with certain credit support on a transitional basis.  The Credit Support Agreement will provide that certain existing credit support instruments will be maintained and remain in effect and that, upon the written request of Crown, Seller will be obligated to provide additional credit support instruments (which additional credit support instruments shall be initially capped at $300,000,000, subject to reduction in the future) to be used by Crown or an applicable supported party as support for certain new supported obligations.  The Credit Support Agreement will terminate upon the earliest of the third anniversary of the Closing, and the occurrence of certain other termination events described in the Credit Support Agreement.

The foregoing description of the Credit Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of Credit Support Agreement, which is attached to this Current Report as Exhibit 10.1 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure

On September 17, 2018, the Company issued a press release announcing execution of a definitive agreement to sell the Business.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 7.01.

Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this communication include statements addressing our future financial condition and operating results and the Company’s planned sale of the Business. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of the U.S. Tax Cuts and Jobs Act; and the risk that the sale of the Business may not be consummated, or, if consummated, that the Company does not realize the anticipated benefits from such transaction.  More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 29, 2017 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of September 16, 2018, by and between Tyco Electronics Group S.A. and Crown Subsea AcquisitionCo LLC.*

10.1	Form of Credit Support Agreement by and between Tyco Electronics Group S.A. and Crown Subsea Communications Holding, Inc.

99.1	Press release issued September 17, 2018 reporting the Company’s entry into a definitive agreement to sell its Subsea Communications Business.

*  The schedules and exhibits to the Stock Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such schedules and exhibits to the SEC upon its request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.

(Registrant)

By:	/s/ Harold G. Barksdale
Harold G. Barksdale
Vice President and Corporate Secretary

Date: September 17, 2018